Annual Report

Summit Municipal Funds
October 31, 1996

T. Rowe Price

Report Highlights

o Following sluggish performance earlier this year, the municipal bond market and your funds generated solid returns during the past 6- and 12-month periods.

o On October 31, 1996, yields on municipal securities were close to their levels of a year earlier, but they had fluctuated widely during the past year.

o All three Summit Funds outperformed their respective benchmarks during the latest reporting periods and also since their inception on October 29, 1993.

o The threat of Fed tightening appears to be over for the next few months at least, and we expect municipal yields to fluctuate in a range around current levels.

o As the Summit Funds celebrate their third anniversary, we want to thank you for your confidence in T. Rowe Price and assure you that we will continue to seek opportune investments on your behalf.

Fellow Shareholders

Tax-free yields ended the fiscal year close to their levels of a year ago, after fluctuating widely during the past 12 months. Overcoming a weak spell earlier in the year, municipal bonds and the Summit Municipal Funds generated sound returns over both the 6- and 12-month periods ended October 31, 1996.

Market Environment

During the past 12 months, bond prices and yields reflected changing economic conditions. The economy regained strength early in 1996 after slowing in 1995. Stronger growth, particularly in the second quarter of 1996, reversed expectations that the Federal Reserve would continue to ease monetary policy as it had in 1995 and earlier this year. In anticipation of a possible tightening in monetary policy in the second and third quarters of 1996, interest rates trended higher.

Chart 1 - Municipal Bond and Note Yields chart showing yields on 30-year AAA GO, five-year AAA GO, and one-year Moody's Investment Grade 1 Note, 10/31/95 to 10/31/96

Long- and intermediate-term municipal yields reached their highest levels of the year in May and June, traded in a narrow range during July and August, then fell in September after the Federal Reserve declined to raise key short-term rates. Short-term municipal rates rose steadily from February through August in anticipation of Fed tightening and because of strong seasonal borrowing by states. By the end of October, money market rates trended lower due to lack of supply and solid demand from investors.

Over the course of the year, tax reform legislation that would negatively affect municipals receded as an issue, spurring strong performance relative to the taxable bond market. Municipal bonds outperformed taxable bonds decisively from August through September due to light supply in the municipal market and steady demand. By the end of the third quarter, long-term municipal bonds posted their lowest yield relationship to long-term Treasuries (80.2%) of the past 12 months.

In October, the municipal market underperformed taxables when a rush of new supply came to market, forcing an increase in yields and a drop in prices to accommodate the increased volume. Issuance of securities through October was up 18% over 1995 levels, the first year-over-year increase since 1993, at times creating buying opportunities for the Summit Funds.

Throughout the year, credit quality spreads (the difference in yields between higher- and lower-quality bonds) narrowed, resulting in strong performance for lower-rated and below-investment-grade securities. This was particularly significant for the Summit Municipal Intermediate and Municipal Income Funds, which have the ability to invest up to 20% of assets in lower-rated bonds.

Summit Municipal Money Market Fund

Short-term yields changed little from their levels of six and 12 months ago. Six-month Moody's Investment Grade-1 (MIG-1) notes yielded 3.60% on October 31, 1996, 3.65% on April 30, and 3.75% on October 31, 1995. Similarly,
one-year MIG-1 notes ended the fiscal year at 3.70%, unchanged from the April 30 level and down from 3.90% at the close of the previous fiscal year. While rates did not change significantly on those dates, average yields for six-month and one-year securities were nearly 50 basis points lower over the last 12 months than over the previous 12-month period.

The fund ended its fiscal year with a weighted average maturity of 78 days, up substantially from 51 days six months ago. Throughout the year, we kept this maturity significantly longer than the peer group average, which was 54 days on October 31.

Our aggressive maturity posture stemmed from two main themes. First, we felt reasonably confident that the Federal Reserve would keep the federal funds rate at 5.25% through the remainder of the year - enough time to pick up the additional yield available further out on the yield curve. Second, solid demand has kept pace with the supply of new issues, and we anticipate lighter short-term debt issuance over the next few months.

Performance Comparison

Periods Ended 10/31/96   6 Months    12 Months

Municipal Money
Market Fund                 1.60%       3.28%

Lipper Tax-Exempt Money
Market Funds Average        1.46        2.99

Our maturity strategy, plus our higher exposure to issues subject to the alternative minimum tax (which generally yield about 10 basis points more than other issues), helped the fund outperform its peer group average for both the 6- and 12-month periods ended October 31.

Summit Municipal Intermediate Fund

Over the last year, intermediate-term yields fluctuated in a range of 55 to 70 basis points. We had lowered duration (a measure of sensitivity to interest rate changes) to slightly above five years by May, as rates rose in the second quarter. Subsequently, we kept duration in a neutral range, around 5.5 to 5.75 years, viewing the market's choppiness as an opportunity to sell on strength and buy on weakness.

Our main focus was on enhancing the yield of the portfolio and pursuing opportunities uncovered by our credit research. For instance, we increased our allocation to housing revenue bonds that offer more yield in return for the risk of being called before maturity. We also continued to favor longer-term bonds trading to their shorter call dates because they offer greater yield than bonds with similar interest rate risk.

We liquidated some positions that had appreciated due to their improved credit quality and replaced them with lower-quality holdings whose financial fortunes appeared to be improving, according to our credit research. The fund's strong performance relative to its peers was a reflection of our trading strategy and our exposure to medium- and lower-quality bonds that performed well.

Performance Comparison

Periods Ended 10/31/96               6 Months       12 Months

Municipal Intermediate Fund            3.95%          5.39%

Lipper Intermediate Municipal
Debt Funds Average                     3.33           4.34

The fund surpassed its Lipper benchmark during the 6- and 12-month periods ended October 31, 1996. Since inception three years ago, your fund also exceeded its benchmark, as can be seen in the chart and table following this letter.

Summit Municipal Income Fund

Over the last fiscal year, our primary investment focus was on identifying sectors and individual securities with attractive credit outlooks, while maintaining a generally neutral posture on the direction of interest rates. We maintained the fund's duration in the longer end of what we regard as a neutral range, which was offset by our holdings of higher-yielding securities and housing bonds that are less interest rate-sensitive.

Throughout the year as the economy remained sound, demand grew for medium- and lower-quality securities, resulting in higher returns than those provided by the highest-quality issues. We took advantage of our ability to invest up to 20% of assets in below-investment-grade securities by buying well-diversified holdings in this area. Thus, your fund benefited not only from the superior price appreciation of its medium- and lower-quality bonds but also from their higher income.

Chart 2 - Pie chart showing quality diversification: 44% AA, 19% BBB, 19% A, 13% BB, 3% AAA; 2% B and below

As credit spreads narrowed, we started to reduce some of our lower-quality positions and move toward a more balanced portfolio in terms of credit quality. One area where we are either maintaining or increasing our exposure is housing bonds, which we think possess attractive yields and good value given the relatively low level of interest rates.

Performance Comparison

Periods Ended 10/31/96               6 Months    12 Months

Municipal Income Fund                  5.57%        7.04%

Lipper General Municipal
Debt Funds Average                     4.37         5.11

This strategy, along with a somewhat larger than normal position in both hospital bonds and higher-yielding housing bonds, enabled the fund to generate stronger returns than its Lipper benchmark for both the six-month and one-year periods ended October 31, 1996.

Outlook

Indications of further slowing in economic growth have all but eliminated concerns of Fed tightening in the near term. Economic activity in the fourth quarter will be a key determinant of the direction of monetary policy, as the Fed currently appears to be taking a wait-and-see approach.

With the elections behind us, the bond markets have begun to anticipate the forthcoming political agenda, including tax reform and a balanced budget agreement. Both issues faded early in the year as the campaigns took center stage, but their revival will have an impact on municipal rates in coming months. A balanced budget agreement seems to have bipartisan support, while there is more resistance to serious tax reform proposals.

With municipal yields as low as they are now, we expect issuance to increase and yields to trade in a range around current levels. Given this outlook, we will continue to focus our efforts on enhancing performance through credit research, bond structure, and trading opportunities while paying close attention to evolving political issues.

We are pleased to report that the Summit Funds celebrated their three-year anniversary at the end of October, with each one generating greater total returns than its benchmark. We will, of course, continue to seek opportunities to add value for our shareholders.

As always, we appreciate your confidence in T. Rowe Price.

Respectfully submitted,




William T. Reynolds
Director, Fixed Income Division





Mary J. Miller
Director, Municipal Bond Department

November 22, 1996

T. Rowe Price Summit Municipal Funds

Portfolio Highlights

Key Statistics
                                            4/30/96       10/31/96

Summit Municipal Money Market Fund

Price Per Share                             $  1.00       $ 1.00
Dividends Per Share
  For 6 months                                0.016        0.016
  For 12 months                               0.034        0.032
Dividend Yield (7-Day Compound) *              3.53%        3.29%
Weighted Average Maturity (days)                 51           78
Weighted Average Quality **              First Tier   First Tier

Summit Municipal Intermediate Fund

Price Per Share                             $ 10.07       $10.22
Dividends Per Share
  For 6 months                                 0.24         0.24
  For 12 months                                0.49         0.48
Dividend Yield *
  For 6 months                                 4.79%        4.82%
  For 12 months                                4.90         4.87
Weighted Average Maturity (years)               8.9          9.1
Weighted Average Effective
 Duration (years)                               5.5          5.7
Weighted Average Quality ***                    AA-          AA-

Summit Municipal Income Fund

Price Per Share                             $  9.71       $ 9.97
Dividends Per Share
  For 6 months                                 0.27         0.27
  For 12 months                                0.54         0.54
Dividend Yield *
  For 6 months                                 5.49%        5.57%
  For 12 months                                5.67         5.63
Weighted Average Maturity (years)             20.53        20.69
Weighted Average Effective
 Duration (years)                              8.32         8.09
Weighted Average Quality ***                      A            A

* Dividends earned and reinvested for the periods indicated are annualized and divided by the average daily net asset values per share for the same period.

** All securities purchased in the money fund are rated in the two highest categories (tiers) as established by national rating agencies or, if unrated, are deemed of comparable quality by T. Rowe Price.

***  Based on T. Rowe Price research.

Note: The Municipal Money Market Fund seeks to maintain a stable share price of $1.00, but this is not guaranteed. An investment in the fund is neither insured nor guaranteed by the U.S. government.

Taxability of dividends: 100% of the income earned by the funds for the 12 months ended October 31, 1996, was exempt from federal income tax.

T. Rowe Price Summit Municipal Funds

Portfolio Highlights

Sector Diversification
                                           Percent of   Percent of
                                           Net Assets   Net Assets
                                             4/30/96     10/31/96
Summit Municipal Money Market Fund

Air and Sea
 Transportation Revenue                          13%          18%
Industrial and Pollution
 Control Revenue                                 22           16
Electric Revenue                                  4           12
General Obligation - Local                        6           10
General Obligation - State                        5            9
Housing Finance Revenue                           8            8
Educational Revenue                               8            7
Solid Waste Revenue                               2            5
Prerefunded Bonds                                12            4
Other Revenue                                     -            4
Lease Revenue                                     3            3
Water and Sewer Revenue                           4            2
Escrowed to Maturity                              -            2
All Other                                        11            -
Other Assets Less Liabilities                     2            -
Total                                           100%         100%

Summit Municipal Intermediate Fund

Air and Sea Transportation Revenue               14%          14%
Solid Waste Revenue                               9           12
Nuclear Revenue                                   3           12
Housing Finance Revenue                           6           10
General Obligation - State                        7            8
Hospital Revenue                                  9            7
Lease Revenue                                     5            6
Dedicated Tax Revenue                             8            5
Prerefunded Bonds                                 9            5
Water and Sewer Revenue                           7            5
Educational Revenue                               5            4
General Obligation - Local                        4            3
Ground Transportation Revenue                     8            2
All Other                                         7            7
Other Assets Less Liabilities                   - 1            -
Total                                           100%         100%

Summit Municipal Income Fund

Hospital Revenue                                 16%          23%
Housing Finance Revenue                          13           18
Industrial and Pollution
 Control Revenue                                  7           10
Air and Sea
 Transportation Revenue                           8            7
General Obligation - Local                        6            7
Nuclear Revenue                                   5            7
Water and Sewer Revenue                           7            6
Life Care/Nursing Home Revenue                    2            5
Ground Transportation Revenue                    10            4
Educational Revenue                               5            4
Solid Waste Revenue                               6            3
Electric Revenue                                  4            2
Lease Revenue                                     4            2
Dedicated Tax Revenue                             2            2
Other Revenue                                     2            2
General Obligation - State                        2            2
Other Assets Less Liabilities                     1          - 4
Total                                           100%         100%

Performance Comparison

These charts show the value of a hypothetical $10,000 investment in each fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.

Chart 3 - SEC Graph: a line chart showing the cumulative growth of $10,000 invested in the Summit Municipal Money Market Fund over the past 10 years (or"from inception" for funds lacking 10-year histories) compared with $10,000 invested in a broad-based index or average over the same period.

T. Rowe Price Summit Municipal Funds

Performance Comparison

T. Rowe Price Summit Municipal Intermediate Fund

Chart 4 - SEC Graph: a line chart showing the cumulative growth of $10,000 invested in the Summit Municipal Intermediate Fund over the past 10 years (or "from inception" for funds lacking 10-year histories) compared with $10,000 invested in a broad-based index or average over the same period.

Chart 5 - SEC Graph: a line chart showing the cumulative growth of $10,000 invested in the Summit Municipal Income Fund over the past 10 years (or "from inception" for funds lacking 10-year histories) compared with $10,000 invested in a broad-based index or average over the same period.

Average Annual Compound Total Return

                                                   Since    Inception
Periods Ended 10/31/96       1 Year   3 Years    Inception    Date

Summit Municipal
 Money Market Fund             3.28%     3.05%      3.05%   10/29/93

Summit Municipal
 Intermediate Fund             5.39      5.56       5.55    10/29/93

Summit Municipal
 Income Fund                   7.04      5.49       5.48    10/29/93

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

T. Rowe Price Summit Municipal Money Market Fund

Financial Highlights            For a share outstanding throughout each period

                                      Year                   10/29/93
                                     Ended                         to
                                  10/31/96     10/31/95      10/31/94

NET ASSET VALUE

Beginning of period               $  1.000     $  1.000     $   1.000
Investment activities
  Net investment income              0.032        0.035         0.023
Distributions
  Net investment income             (0.032)      (0.035)       (0.023)

NET ASSET VALUE
End of period                     $  1.000     $  1.000     $   1.000

Ratios/Supplemental Data

Total return                          3.28%        3.53%         2.35%

Ratio of expenses to
average net assets                    0.45%        0.45%         0.45%!

Ratio of net investment
income to average net assets          3.23%        3.48%         2.56%!

Net assets, end of period
(in thousands)                    $ 96,264     $ 77,958     $  42,592

! Annualized.

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Summit Municipal Intermediate Fund

Financial Highlights            For a share outstanding throughout each period

                                      Year                   10/29/93
                                     Ended                         to
                                  10/31/96     10/31/95      10/31/94

NET ASSET VALUE

Beginning of period              $   10.17     $   9.59    $    10.00

Investment activities
  Net investment income               0.48         0.48          0.43
  Net realized and
  unrealized gain (loss)              0.05         0.58         (0.41)
  Total from
  investment activities               0.53         1.06          0.02
Distributions
  Net investment income              (0.48)       (0.48)        (0.43)

NET ASSET VALUE
End of period                    $   10.22     $  10.17    $     9.59

Ratios/Supplemental Data

Total return                          5.39%       11.39%         0.18%

Ratio of expenses to
average net assets                    0.50%        0.50%         0.50%!

Ratio of net investment
income to average net assets          4.77%        4.93%         4.50%!

Portfolio turnover rate               72.9%        86.1%        157.5%!

Net assets, end of period
(in thousands)                   $  29,175     $ 22,145    $   13,309

! Annualized.

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Summit Municipal Income Fund

Financial Highlights            For a share outstanding throughout each period

                                      Year                   10/29/93
                                     Ended                         to
                                  10/31/96     10/31/95      10/31/94
NET ASSET VALUE

Beginning of period              $    9.84    $    9.08     $   10.00
Investment activities
  Net investment income               0.54         0.54          0.50
  Net realized and
  unrealized gain (loss)              0.13         0.76         (0.92)
  Total from
  investment activities               0.67         1.30         (0.42)

Distributions
  Net investment income              (0.54)       (0.54)        (0.50)

NET ASSET VALUE
End of period                    $    9.97    $    9.84     $    9.08

Ratios/Supplemental Data

Total return                          7.04%       14.68%        (4.38)%

Ratio of expenses to
average net assets                    0.50%        0.50%         0.50%!

Ratio of net investment
income to average net assets          5.51%        5.68%         5.23%!

Portfolio turnover rate               56.7%        73.7%        161.1%!

Net assets, end of period
(in thousands)                   $  15,909    $  11,108     $   6,453

! Annualized.

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Summit Municipal Money Market Fund

                                                              October 31, 1996

Statement of Net Assets                                 Par      Value
                                                             In thousands

ALABAMA  1.6%

Baldwin County Board
   of Education, GO, 5.00%, 2/1/97                $     550  $     552
Jefferson County, Sewer,
   RAW, VRDN (Currently 3.60%)                        1,000      1,000
Total Alabama (Cost  $1,552)                                     1,552

ALASKA  3.6%
Alaska Industrial Dev. and Export Auth.
   Healy Coal, VRDN (currently 3.65%)*                3,500      3,500
Total Alaska (Cost  $3,500)                                      3,500

ARIZONA  0.1%
Salt River
   Agricultural Improvement and Power Dist.
   7.00%, 1/1/19 (Prerefunded 1/1/97!)                  100        100
Total Arizona (Cost  $100)                                         100

CALIFORNIA  7.2%
California, GO, RAN, 4.50%, 6/30/97                   1,700      1,706
Oakland
   COP, VRDN (Currently 3.70%)                        3,200      3,200
      GO, TRAN, 4.75%, 6/30/97                        1,000      1,005
San Luis Obispo County,
   GO, TRAN, 4.50%, 7/8/97                            1,000      1,004
Total California (Cost  $6,915)                                  6,915

COLORADO  0.7%
Denver City and County Board
   of Water Commissioners
      6.00%, 11/15/96 (FGIC Insured)                    650        650
Total Colorado (Cost  $650)                                        650

DISTRICT OF COLUMBIA  1.0%
Dist. of Columbia, American Univ.,
   VRDN (Currently 3.60%)                             1,000      1,000
Total District of Columbia (Cost  $1,000)                        1,000

FLORIDA  3.8%
Dade County
   Guaranteed Entitlement, 9.60%, 2/1/97
      (Escrowed to Maturity)                            100        102
Florida Board Of Education
   Capital Outlay, Public Education
      6.00%, 5/1/97 (Escrowed to Maturity)              100        101
      7.00%, 6/1/97 (Escrowed to Maturity)              165        168
Greater Orlando Aviation Auth.
      7.30%, 10/1/97                                    175        180
      TECP, 3.65%, 11/14/96 *                         1,500      1,500
Jacksonville Florida Electric Auth.
   Electric Systems
      3.90%, 10/1/97                                    400        401
      TECP, 3.55%, 1/30/97                            1,000      1,000
   St Johns River Power Park,
      9.60%, 10/1/97                                    220        231
Total Florida (Cost  $3,683)                                     3,683

GEORGIA  4.8%
Atlanta, Airport Fac.,
   4.60%, 1/1/97 (AMBAC Insured)                        200        200
Savannah Economic Dev. Auth.
   Home Depot, VRDN (Currently 3.75%)                 4,400      4,400
Total Georgia (Cost  $4,600)                                     4,600

IDAHO  1.0%
Idaho, GO, TAN, 4.50%, 6/30/97                        1,000      1,004
Total Idaho (Cost  $1,004)                                       1,004

ILLINOIS  2.1%
Illinois, GO, 4.20%, 6/1/97                             500        501
Lake County Water and Sewer
   W. W. Grainger, Inc.,
      VRDN (Currently 3.85%) *                        1,500      1,500
Total Illinois (Cost  $2,001)                                    2,001

INDIANA  4.9%
Petersburg Solid Waste Disposal
   Indianapolis Power and Light Co.
      VRDN (Currently 3.65%) *                        4,700      4,700
Wells County, 9.75%, 1/15/08
   (Prerefunded 1/15/97!)                                50         52
Total Indiana (Cost  $4,752)                                     4,752

KANSAS  2.9%
Butler County
   Solid Waste Disposal Fac., Texaco Inc.
      VRDN (Currently 3.70%) *                        2,500      2,500
Wyandotte County Capital Improvement
   Criminal Justice Complex, COP,
      7.875%, 9/1/07 (Prerefunded 9/1/97!)        300        316
Total Kansas (Cost  $2,816)                                      2,816

KENTUCKY  4.7%
Carroll County, Solid Waste Disposal Fac.
   Kentucky Utilities Co.
      VRDN (Currently 3.70%) *                        4,500      4,500
Total Kentucky (Cost  $4,500)                                    4,500

LOUISIANA  3.2%
Louisiana Recovery Dist.
   Sales Tax
      5.50%, 7/1/97 (Escrowed to Maturity)            1,000      1,012
      3.90%, 7/1/97 (FGIC Insured)
        (Escrowed to Maturity)                          150        150
Plaquemines Parish
   The British Petroleum Company
      VRDN (Currently 3.70%) *                        1,800      1,800
Saint Charles Parish, PCR
   Shell Oil, VRDN (Currently 3.70%) *                  100        100
Total Louisiana (Cost  $3,062)                                   3,062

MARYLAND  1.1%
Baltimore County, Public Improvement,
   GO, 6.50%, 4/1/97                                    100        101
Howard County, GO, 5.30%, 8/15/97                        60         61
Maryland, State and Local Fac. Loan,
   GO, 4.75%, 2/1/97                                    100        100
Maryland DOT, 7.00%, 7/1/01 (Prerefunded 7/1/97!)        50         52
Maryland HHEFA
   Howard County General Hosp.,
      7.00%, 7/1/17 (Prerefunded 7/1/97!)                35         36
   Memorial Hosp. of Cumberland,
      9.25%, 7/1/17 (Prerefunded 7/1/97!)                50         53
Prince Georges County, GO
      6.90%, 9/1/99 (Prerefunded 9/1/97!)               250        261
Washington Suburban Sanitation Dist.
   General Construction, GO
      5.60%, 11/1/96                                     50         50
      7.25%, 1/1/04 (Prerefunded 1/1/97!)               300        307
Total Maryland (Cost  $1,021)                                    1,021

MICHIGAN  3.6%
Detroit School Dist.
   Wayne County School Aid, GO, RAN
      4.50%, 5/1/97                                   2,000      2,005
Wayne/Charter County Airport
   Detroit Metropolitan Airport,
      VRDN (currently 3.65%)*                         1,500      1,500
Total Michigan (Cost  $3,505)                                    3,505

MINNESOTA  1.7%
Minnesota, GO
      6.50%, 8/1/97                                      40         40
      6.60%, 8/1/97                                      90         92
      7.10%, 8/1/01 (Prerefunded 8/1/97!)             1,000      1,025
Univ. of Minnesota, TECP, 3.70%, 12/5/96                500        500
Total Minnesota (Cost  $1,657)                                   1,657

MISSISSIPPI  0.6%
Jackson County Industrial Sewage Fac.
   Chevron, VRDN (Currently 3.70%) *                    600        600
Total Mississippi (Cost  $600)                                     600

NEW HAMPSHIRE  0.8%
New Hampshire HHEFA
   Dartmouth Ed. Loan Corp.,
      3.75%, 6/1/97                                     765        765
Total New Hampshire (Cost  $765)                                   765

NEW MEXICO  4.2%
Albuquerque, Airport, VRDN
   (Currently 3.60%) *                                3,000      3,000
Santa Fe, Single Family Mortgage,
   4.00%, 11/15/96 *                                  1,000      1,000
Total New Mexico (Cost  $4,000)                                  4,000

NEW YORK  4.2%
New York City, GO, RAN,
   4.50%, 4/15/97                                     3,000      3,012
Rochester, GO, BAN, 4.50%, 10/30/97                   1,000      1,008
Total New York (Cost  $4,020)                                    4,020

NORTH CAROLINA  0.7%
North Carolina Medical Care Commission
   Carolina Medicorp., 7.875%, 5/1/15
      (Prerefunded 5/1/97!)                             115        119
Winston Salem, GO, 6.50%, 6/1/97                        500        508
Total North Carolina (Cost  $627)                                  627

OHIO  3.6%
Cleveland
   Ohio State Univ., GO
      (Currently 3.90%), 6/1/97
      (AMBAC Insured)                                   165        165
Erie County
   Firelands Community Hosp.,
      8.875%, 1/1/15
      (Prerefunded 1/1/97!)                             290        295
Ohio Housing Fin. Agency,
   4.00%, 8/13/97 *                                   3,000      3,000
Total Ohio (Cost  $3,460)                                        3,460

PENNSYLVANIA  5.2%
Pennsylvania, GO, TAN, 4.50%, 6/30/97                 1,000      1,005
Pennsylvania Higher Ed. Fac. Auth.
   Student Loan
      VRDN (Currently 3.60%) *                        4,000      4,000
Total Pennsylvania (Cost  $5,005)                                5,005

TENNESSEE  2.1%
Tennessee HDA, Homeownership,
   3.85%, 5/29/97 *                                   2,000      2,000
Total Tennessee (Cost  $2,000)                                   2,000

TEXAS  8.3%
Houston
   Water
      8.10%, 12/1/08
      (Prerefunded 12/1/96!)                            285        292
      8.10%, 12/1/10 (BIGI Insured)
      (Prerefunded 12/1/96!)                            245        251
      8.20%, 12/1/16 (MBIA Insured)
      (Prerefunded 12/1/96!)                            105        107
   Water and Sewer
      7.125%, 12/1/16
      (Prerefunded 12/1/96!)                            125        128
      8.20%, 12/1/15
      (Prerefunded 12/1/96!)                            190        195
      4.50%, 12/1/96 (MBIA Insured)                     500        500
Houston Airport, TECP, 3.60 - 3.65%,
   11/8/96 - 1/13/97 *                                4,000      4,000
Texas, GO, TRAN, 4.75%, 8/29/97                       2,500      2,516
Total Texas (Cost  $7,989)                                       7,989

UTAH  11.0%
Salt Lake City, Airport, VRDN
   (Currently 3.60%)                                  4,400      4,400
Salt Lake County
   Kennecott / RTZ Corp.,
      Solid Waste Disposal
      VRDN (Currently 3.65%) *                        4,700      4,700
Utah Housing Fin. Agency
   Single Family Mortgage,
   VRDN (Currently 3.65%)
      (CGIC Insured)                                  1,500      1,500
Total Utah (Cost  $10,600)                                      10,600

VIRGINIA  8.2%
Alexandria IDA, Ogden Martin,
   VRDN (Currently 3.65%) *                           4,650      4,650
Capital Region Airport Commission
   Richmond Int'l. Airport, VRDN
   (Currently 3.55%)
      (AMBAC Insured) *                               3,000      3,000
Virginia HDA, 5.60%, 7/1/97 *                           250        252
Total Virginia (Cost  $7,902)                                    7,902

WASHINGTON  0.8%
Univ. of Washington
   Housing and Dining, 4.00%, 12/1/96
      (MBIA Insured)                                    100        100
Washington
      GO, 4.00%, 7/1/97                                  90         90
   Motor Vehicle Fuel Tax, GO,
      8.40%, 9/1/97                                     550        570
Total Washington (Cost  $760)                                      760

WEST VIRGINIA  0.3%
West Virginia Hosp. Fin. Auth.
   United Hosp. Center, Inc.,
      7.35%, 4/1/97
      (CGIC Insured)
      (Escrowed to Maturity)                            300        304
Total West Virginia (Cost  $304)                                   304

WISCONSIN  1.1%
Milwaukee, GO, 4.80%, 2/15/97                           400        401
Wisconsin, GO
      4.55%, 5/1/97                                     100        100
      5.75%, 5/1/97                                     500        505
Total Wisconsin (Cost  $1,006)                                   1,006

WYOMING  1.0%
Converse County, PCR, Pacificorp,
   TECP, 3.55%, 11/29/96                              1,000      1,000
Total Wyoming (Cost  $1,000)                                     1,000

Total Investments in Securities

100.1% of Net Assets (Cost  $96,356)                         $  96,356

Other Assets Less Liabilities                                      (92)

NET ASSETS                                                   $  96,264

Net Assets Consist of:
Paid-in-capital applicable to 96,263,957
shares of $0.0001 par value capital stock
outstanding; 1,000,000,000 shares of the
Corporation authorized                                       $  96,264

NET ASSETS                                                   $  96,264

NET ASSET VALUE PER SHARE                                    $    1.00

     *  Interest subject to alternative minimum tax
     !  Used in determining portfolio maturity
 AMBAC  AMBAC Indemnity Corp.
   BAN  Bond Anticipation Note
  BIGI  Bond Investors Guaranty Insurance
  CGIC  Capital Guaranty Insurance Corp.
   COP  Certificates of Participation
   DOT  Department of Transportation
  FGIC  Financial Guaranty Insurance Company
    GO  General Obligation
   HDA  Housing Development Authority
 HHEFA  Health & Higher Educational Facility Authority
   IDA  Industrial Development Authority
  MBIA  Municipal Bond Investors Assurance Corp.
   PCR  Pollution Control Revenue
   RAN  Revenue Anticipation Note
   RAW  Revenue Anticipation Warrant
   TAN  Tax Anticipation Note
  TECP  Tax-Exempt Commercial Paper
  TRAN  Tax Revenue Anticipation Note
  VRDN  Variable Rate Demand Note

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Summit Municipal Intermediate Fund

                                                              October 31, 1996

Statement of Net Assets                                 Par      Value
                                                        In thousands

ALABAMA  1.9%
Birmingham Airport Auth.,
   7.35%, 7/1/04 (AMBAC Insured) *                $     500   $    547
Total Alabama (Cost  $529)                                         547

CALIFORNIA  2.7%
California Public Works Board
   Dept. of Corrections, 6.00%, 11/1/05
      (MBIA Insured)                                    250        271
Foothill / Eastern Transportation
   Corridor Agency California Toll Road,
   Zero Coupon, 1/1/05                                  350        220
Upland, San Antonio Community Hosp.,
   COP, 5.75%, 1/1/07                                   300        306
Total California (Cost  $757)                                      797

COLORADO  3.6%
Denver City and County Airport
      5.60%, 11/15/11 (MBIA Insured) *                  500        493
      6.75%, 11/15/22 (MBIA Insured) *                  500        544
Total Colorado (Cost  $1,019)                                    1,037

DISTRICT OF COLUMBIA  1.8%
Washington D.C. Metropolitan Airport Auth.
      6.625%, 10/1/12 (MBIA Insured) *                  500        537
Total District of Columbia (Cost  $545)                            537

FLORIDA  10.3%
Dade County
   Resource Recovery Fac., 6.00%, 10/1/06
      (AMBAC Insured) *                                 500        532
Dade County School Board, COP
      5.75%, 5/1/08 (MBIA Insured)                      365        377
Florida Division of Bond Fin.
   Dept. of Environmental Preservation
      6.00%, 7/1/06 (MBIA Insured)                      500        540
Florida Turnpike Auth.,
   5.50%, 7/1/05 (AMBAC Insured)                        500        522
Indian Trace Community Dev. Dist.
   Water Management, 5.50%, 5/1/07
      (MBIA Insured)                                    500        515
Leesburg, Leesburg Regional
   Medical Center, 5.20%, 7/1/02                        500        508
Total Florida (Cost  $2,926)                                     2,994

GEORGIA  5.0%
Coweta County Residential Care Fac.
   for the Elderly Auth.
   Wesley Woods of Newnan-Peachtree City
      7.625%, 10/1/06                                   400        402
Georgia Municipal Electric Auth.
      6.00%, 1/1/05 (AMBAC Insured)                   1,000      1,068
Total Georgia (Cost  $1,454)                                     1,470

HAWAII  3.0%
Hawaii
   Airport Systems
      7.50%, 7/1/20 (FGIC Insured) *                    300        329
      6.70%, 7/1/05 (MBIA Insured) *                    500        547
Total Hawaii (Cost  $848)                                          876

ILLINOIS  4.2%
Chicago, GO, 5.75%, 1/1/05
   (AMBAC Insured)                                      660        693
Chicago-O'Hare Int'l. Airport
   Int'l. Terminal
      7.50%, 1/1/05                                     110        119
      7.50%, 1/1/05 (Prerefunded 1/1/00!)                50         55
      7.50%, 1/1/05 (MBIA Insured)
      (Prerefunded 1/1/00!)                              80         89
      7.50%, 1/1/05 (MBIA Insured) *                    170        185
Illinois HFA
   Glen Oaks Medical Center /
   Hinsdale Health System
      9.50%, 11/15/15                                    75         86
Total Illinois (Cost  $1,208)                                    1,227

KENTUCKY  2.8%
Carroll County
   Solid Waste Disposal Fac.,
   Kentucky Utilities Co.
      VRDN (Currently 3.70%) *                          400        400
Kentucky Property and Buildings
   Commission, 6.40%, 11/1/01                           390        422
Total Kentucky (Cost  $819)                                        822

LOUISIANA  0.3%
Saint Charles Parish, PCR
   Shell Oil, VRDN (Currently 3.70%) *                  100        100
Total Louisiana (Cost  $100)                                       100

MARYLAND  10.0%
Maryland Energy Fin. Administration
   Wheelabrator, 5.85%, 12/1/05 *                     1,000      1,032
Maryland HHEFA, Good Samaritan
   Hosp., 5.50%, 7/1/05                               1,000      1,022
Northeast Maryland Waste Disposal Auth.
   Southwest Resource Recovery Fac.
      5.80%, 7/1/04 *                                   240        248
      7.10%, 1/1/03 (MBIA Insured)                      550        616
Total Maryland (Cost  $2,831)                                    2,918

MASSACHUSETTS  1.5%
Massachusetts, GO, 6.30%,
   11/1/05 (FGIC Insured)                               250        274
Massachusetts Port Auth., 7.375%,
   7/1/10 (FGIC Insured) *                              135        150
Total Massachusetts (Cost  $396)                                   424

MICHIGAN  7.2%
Greater Detroit Resource Recovery Auth.
      6.25%, 12/13/05 (AMBAC Insured)                 1,000      1,088
Michigan HDA, 5.75%, 12/1/09 *                        1,000      1,001
Total Michigan (Cost  $2,062)                                    2,089

MISSISSIPPI  1.1%
Claiborne County, PCR
   Systems Energy Resources,
   9.875%, 12/1/14                                      300        334
Total Mississippi (Cost  $331)                                     334

NEW HAMPSHIRE  1.7%
New Hampshire Housing Fin. Auth.
   Single Family
      5.90%, 1/1/01 *                                   115        119
      5.90%, 7/1/01 *                                   115        119
      6.00%, 7/1/02 *                                   125        129
      6.10%, 1/1/03 *                                   130        134
Total New Hampshire (Cost  $485)                                   501

NEW YORK  10.2%
Dormitory Auth. of the State of New York
   City Univ., 6.875%,
      7/1/14 (MBIA Insured)                             350        391
   State Univ. Ed. Fac.,
      7.40%, 5/15/01                                    150        163
Nassau County IDA, Hofstra Univ.,
   6.70%, 1/1/09                                        250        275
New York City, GO, 6.00%, 8/1/04                        250        257
New York State Environmental
   Fac. Corp., PCR Water Revolving Fund,
   6.875%, 6/15/10                                      500        549
New York State Housing Fin. Agency,
   GO, 5.85%, 9/15/09                                   300        300
New York State Mortgage Agency
   Homeownership Mortgage,
   5.80%, 10/1/06 *                                     500        514
Port Auth. of New York and New Jersey
   Special Project, 6.50%, 10/1/01 *                    500        516
Total New York (Cost  $2,830)                                    2,965

OHIO  0.7%
Akron
   Municipal Baseball Stadium, COP
      Zero Coupon, 12/1/01                              285        215
Total Ohio (Cost  $214)                                            215

PENNSYLVANIA  3.4%
Pennsylvania, GO, 5.375%,
   11/15/03 (FGIC Insured)                              500        521
Pennsylvania Intergovernmental
   Cooperative Auth. Special Tax,
   7.00%, 6/15/04 (FGIC Insured)                        400        456
Total Pennsylvania (Cost  $948)                                    977

PUERTO RICO  3.6%
Puerto Rico Commonwealth, GO
      5.50%, 7/1/06 (MBIA Insured)                    1,000      1,045
Total Puerto Rico (Cost  $1,023)                                 1,045

SOUTH CAROLINA  6.9%
South Carolina Public Service Auth.
      6.50%, 7/1/24 (AMBAC Insured)
      (Prerefunded 7/01/02!)                            495        551
      6.25%, 1/1/05 (MBIA Insured)                    1,350      1,471
Total South Carolina (Cost  $1,963)                              2,022

TEXAS  7.5%
Austin Airport, 5.75%,
   11/15/08 (MBIA Insured) *                            500        514
Brazos Higher Ed. Auth.,
   Student Loan, 5.95%, 6/1/02 *                        500        520
Harris County
   Toll Road, 6.50%, 8/15/17
   (AMBAC Insured)
      (Prerefunded 8/15/02!)                            750        835
Houston, Water and Sewer, 7.00%,
   12/1/03 (AMBAC Insured)                              270        307
Total Texas (Cost  $2,068)                                       2,176

VIRGINIA  6.5%
Leesburg, Utility Systems, 6.10%,
   7/1/07 (MBIA Insured)                                500        533
Virginia HDA
      5.75%, 7/1/99 *                                   500        514
      6.125%, 1/1/99 *                                   50         51
      6.50%, 7/1/03 *                                   250        263
Virginia Transportation Board
   Northern Virginia Transportation Dist.
      5.80%, 5/15/04                                    500        532
Total Virginia (Cost  $1,841)                                    1,893

WASHINGTON  3.3%
Washington, GO, 6.50%, 5/1/04                           400        442
Washington Public Power Supply System,
   6.30%, 7/1/01                                        500        532
Total Washington (Cost  $949)                                      974

WYOMING  1.0%
Sublette County, PCR, Exxon,
   VRDN (Currently 3.60%) *                             300        300
Total Wyoming (Cost  $300)                                         300

Total Investments in Securities
100.2% of Net Assets (Cost  $28,446)                          $ 29,240

Other Assets Less Liabilities                                      (65)

NET ASSETS                                                    $ 29,175

Net Assets Consist of:
Accumulated net realized gain/loss -
   net of distributions                                       $   (169)

Net unrealized gain (loss)                                         794

Paid-in-capital applicable to 2,854,606
shares of $0.0001 par value capital stock
outstanding; 1,000,000,000 shares of the
Corporation authorized                                          28,550

NET ASSETS                                                    $ 29,175

NET ASSET VALUE PER SHARE                                     $  10.22

   *  Interest subject to alternative minimum tax
   !  Used in determining portfolio maturity
AMBAC AMBAC Indemnity Corp.
 COP  Certificates of Participation
FGIC  Financial Guaranty Insurance Company
  GO  General Obligation
 HDA  Housing Development Authority
 HFA  Health Facility Authority
HHEFA Health and Higher Educational Facility Authority
 IDA  Industrial Development Authority
MBIA  Municipal Bond Investors Assurance Corp.
 PCR  Pollution Control Revenue
VRDN  Variable Rate Demand Note

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Summit Municipal Income Fund

                                                              October 31, 1996

Statement of Net Assets                                 Par      Value
                                                         In thousands

ALABAMA  2.0%
Baldwin County
   Eastern Shore Health Care Auth.,
      Thomas Hosp. 6.75%, 4/1/21                        200        204
Mobile IDB, Mobile Energy Services,
   6.95%, 1/1/20                                        100        106
Total Alabama (Cost  $296)                                         310

ALASKA  1.6%
Alaska Housing Fin. Corp., 5.875%,
   12/1/24 (MBIA Insured)                               250        250
Total Alaska (Cost  $240)                                          250

CALIFORNIA  7.6%
Foothill / Eastern Transportation
   Corridor Agency California Toll Road,
   Zero Coupon, 1/1/26                                  500         78
Long Beach Harbor, 5.25%,
   5/15/25 (MBIA Insured) *                             250        234
Placentia PFA, Special Tax,
   6.60%, 9/1/15                                        100         99
San Joaquin Hills Transportation
   Corridor Agency Toll Road
      Zero Coupon, 1/1/19                               550        136
      6.75%, 1/1/32                                     150        157
Santa Ana Housing Auth.
   Villa Del Sol Apartments,
      5.65%, 11/1/21                                    300        303
Southern California Public Power
    Auth., 6.00%, 7/1/12                                200        202
Total California (Cost  $1,132)                                  1,209

COLORADO  1.8%
Denver City and County Airport
      5.50%, 11/15/13 (MBIA Insured) *                  300        291
Total Colorado (Cost  $289)                                        291

DISTRICT OF COLUMBIA  0.7%
Washington D.C. Metropolitan
   Airport Auth. 8.10%, 10/1/08
      (BIGI Insured) *                                  100        109
Total District of Columbia (Cost  $106)                            109

GEORGIA  4.4%
Coweta County Residential Care Fac.
   for the Elderly Auth. Wesley Woods
   of Newnan-Peachtree City
      8.20%, 10/1/16                                    215        216
Georgia HFA, Single Family,
      6.45%, 12/1/27 *                                  250        256
Rockdale County Dev. Auth.
   Solid Waste Disposal, Visy Paper, Inc.
      7.50%, 1/1/26 *                                   225        232
Total Georgia (Cost  $690)                                         704

HAWAII  1.5%
Honolulu City and County, GO, 5.25%,
   11/1/13 (MBIA Insured)                               250        243
Total Hawaii (Cost  $242)                                          243

IDAHO  0.7%
Idaho Housing Agency
   Single Family
      6.60%, 7/1/27 (FHA Guaranteed) *                  100        103
Total Idaho (Cost  $100)                                           103

ILLINOIS  7.7%
Chicago, GO
      5.50%, 1/1/18 (AMBAC Insured)                     250        244
      5.125%, 1/1/16 (FGIC Insured)                     300        280
Chicago - O'Hare Int'l. Airport
   Int'l. Terminal, 7.50%, 1/1/17
      (MBIA Insured)                                     85         93
Illinois HFA
   Community Hosp. of Ottawa,
      6.85%, 8/15/24                                    200        207
   Glen Oaks Medical Center,
      9.50%, 11/15/15                                    75         86
   Holy Cross Hosp., 6.70%, 3/1/14                      300        308
Total Illinois (Cost  $1,198)                                    1,218

KENTUCKY  2.0%
Ashland, Sewage and Solid Waste,
   7.125%, 2/1/22                                       200        216
Kenton County Airport Board,
   Delta Airlines, 7.50%, 2/1/20 *                      100        107
Total Kentucky (Cost  $300)                                        323

LOUISIANA  4.4%
Plaquemines Parish
   The British Petroleum Company
      VRDN (Currently 3.70%) *                          600        600
Saint Charles Parish, PCR
   Shell Oil, VRDN (Currently 3.70%) *                  100        100
Total Louisiana (Cost  $700)                                       700

MARYLAND  2.8%
Maryland CDA
   Single Family
      5.875%, 4/1/17 *                                   95         95
      7.25%, 4/1/19                                     140        148
      7.375%, 4/1/26 *                                   90         93
Maryland Energy Fin. Administration
   Wheelabrator, 6.45%, 12/1/16                         100        104
Total Maryland (Cost  $429)                                        440

MASSACHUSETTS  3.7%
Massachusetts HEFA
   Melrose Wakefield Healthcare,
      5.375%, 7/1/05                                    350        349
Massachusetts Port Auth.,
      7.125%, 7/1/12                                    110        111
Massachusetts Turnpike Auth.,
   GO, BAN, 5.00%, 6/1/99                               125        128
Total Massachusetts (Cost  $586)                                    88

MICHIGAN  2.7%
Michigan Hosp. Fin. Auth.
   Henry Ford Hosp., 5.25%, 11/15/20                    300        284
   Pontiac Osteopathic Hosp.,
      6.00%, 2/1/24                                     150        143
Total Michigan (Cost  $416)                                        427

MISSISSIPPI  1.7%
Claiborne County, PCR
   Systems Energy Resources,
      7.30%, 5/1/25                                     150        157
Warren County, PCR
   Mississippi Power and Light,
      7.00%, 4/1/22                                     100        105
Total Mississippi (Cost  $250)                                     262

NEVADA  2.8%
Clark County Airport Fac.
   MaCarren Int'l. Airport
      6.00%, 7/1/17 (MBIA Insured) *                    250        252
Clark County, IDR, Southwest Gas,
   6.50%, 12/1/33 *                                     200        200
Total Nevada (Cost  $429)                                          452

NEW HAMPSHIRE  1.3%
New Hampshire Housing Fin. Auth.
   Single Family, 6.85%, 7/1/14 *                       200        209
Total New Hampshire (Cost  $200)                                   209

NEW JERSEY  9.9%
New Jersey HFFA
   Columbus Hosp., 7.50%, 7/1/21                        290        300
   Irvington General Hosp.
      5.875%, 8/1/06 (FHA Guaranteed)                   210        216
   Raritan Bay Medical Center,
      7.25%, 7/1/27                                     200        207
New Jersey Housing and Mortgage
   Fin. Agency Home Buyer,
   6.35%, 10/1/27 (MBIA Insured) *                      250        256
New Jersey Sports and Exposition Auth.
   Monmouth Park, 8.00%, 1/1/25                         100        110
New Jersey Wastewater Treatment Trust,
   6.375%, 4/1/11                                       200        214
Rutgers, The State Univ., 6.35%, 5/1/06                 250        270
Total New Jersey (Cost  $1,499)                                  1,573

NEW YORK  15.2%
Dormitory Auth. of the State
   of New York Nyack Hosp.,
      6.00%, 7/1/06                                     250        253
Erie County Water Auth.
      Zero Coupon, 12/1/17
      (AMBAC Insured)                                   550        122
Nassau County IDA, Hofstra Univ.,
      6.80%, 1/1/11                                     290        318
New York City, GO, 6.25%, 8/1/09                        350        357
New York City Municipal Water Fin. Auth.
   Water and Sewer
      6.00%, 6/15/09                                    200        212
      5.00%, 6/15/17 (FGIC Insured)                     100         93
New York State Environmental
   Fac. Corp., PCR State Water
   Revolving Fund, 6.90%, 11/15/15                      200        227
New York State Mortgage Agency
   Homeowner Mortgage
      6.45%, 10/1/17                                    100        104
      6.625%, 4/1/25 *                                  100        105
      7.50%, 4/1/26 *                                   250        271
New York State Urban Dev. Corp.,
   State Fac., 5.60%, 4/1/15                            150        146
Port Auth. of New York and New Jersey
   Special Project, 6.50%, 10/1/01 *                    200        206
Total New York (Cost  $2,287)                                    2,414

NORTH CAROLINA  2.4%
North Carolina Eastern Municipal
   Power Agency 5.625%, 1/1/24                          400        385
Total North Carolina (Cost  $385)                                  385

OHIO  3.6%
Akron
   Municipal Baseball Stadium, COP
      Zero Coupon, 12/1/16                              300        216
Dayton Special Fac., Emery Air Freight,
   6.05%, 10/1/09                                       250        254
Ohio Water Dev. Auth., PCR,
   Toledo Edison, 8.00%, 10/1/23 *                      100        108
Total Ohio (Cost  $563)                                            578

OKLAHOMA  1.0%
Tulsa Municipal Airport,
   American Airlines,
      7.375%, 12/1/20 *                                 150        159
Total Oklahoma (Cost  $148)                                        159

PENNSYLVANIA  1.8%
Beaver County IDA, PCR,
   Cleveland Electric, 7.75%, 7/15/25                   100        108
Erie County IDA, Beverly Enterprises,
      6.625%, 5/1/02                                    100        101
Philadelphia Airport Auth.,
      6.10%, 6/15/25
      (AMBAC Insured) *                                  75         76
Total Pennsylvania (Cost  $270)                                    285

PUERTO RICO  1.5%
Puerto Rico Commonwealth, 5.50%, 7/1/15                 250        246
Total Puerto Rico (Cost  $236)                                     246

SOUTH CAROLINA  1.3%
South Carolina Public Service Auth.
      6.25%, 1/1/22 (AMBAC Insured)                     200        212
Total South Carolina (Cost  $202)                                  212

SOUTH DAKOTA  1.2%
South Dakota HDA, Homeownership,
      6.65%, 5/1/14                                     185        194
Total South Dakota (Cost  $185)                                    194

TEXAS  5.1%
Amarillo Health Fac. Corp.
   Sears Panhandle Retirement,
      7.75%, 8/15/26                                    200        200
Harris County, Toll Road,
      6.375%, 8/15/24 (MBIA Insured)                    250        269
Tarrant County Health Fac.
   Harris Methodist Health Systems
      5.125%, 9/1/12 (AMBAC Insured)                    200        189
Texas, Veterans Housing Assistance,
   GO, 6.25%, 12/1/15                                   155        158
Total Texas (Cost  $778)                                           816

UTAH  1.2%
Intermountain Power Agency,
      5.75%, 7/1/19                                     200        195
Total Utah (Cost  $190)                                            195

VIRGINIA  6.6%
Fairfax County IDA, Inova Health
   Care System, 6.00%, 8/15/26                          200        202
Henrico County IDA
   Bon Secours Health System
      6.25%, 8/15/20 (MBIA Insured)                     200        218
Peninsula Port Auth.,
   Riverside Health Systems,
      6.625%, 7/1/18                                    200        210
Virginia Ed. Loan Auth.
   Student Loan Program, 5.55%, 9/1/10
      (Prerefunded 3/1/06!)*                             55         56
Virginia HDA
      6.50%, 5/1/13 *                                   100        104
      6.60%, 7/1/20 *                                   250        257
Total Virginia (Cost  $1,016)                                    1,047

WISCONSIN  4.1%
Wisconsin HEFA
   National Regency of New Berlin,
      8.00%, 8/15/25                                    200        201
   Sinai Samaritan Medical Center
      5.875%, 8/15/26 (MBIA Insured)                    200        200
Wisconsin Housing and Economic Dev. Auth.
   Homeownership, 6.45%, 9/1/27 *                       250        255
Total Wisconsin (Cost  $641)                                       656

Total Investments in Securities

104.3% of Net Assets (Cost  $16,003)                         $  16,598
Futures Contracts

In thousands
                                     Contract   Unrealized
                        Expiration   Value      Gain (Loss)
                        __________   _______    __________

Short, 1 U.S.
 Treasury thirty-
 year contract,
 $10,000,000 of
 Municipal bonds
 pledged as initial
 margin                   12/96     $  (113,000)  $      (6)

Short, 2 Municipal
 Bond Index contracts,
 $15,000,000 of
 Municipal bonds
 pledged as initial
 margin                   12/96     $  (231,750)         (9)

Net payments
 (receipts) of
 variation margin
 to date                                                 13

Variation margin
 receivable (payable)
 on open futures
 contracts                                                          (2)

Other Assets Less
 Liabilities                                                      (687)

NET ASSETS                                                   $  15,909

Net Assets Consist of:
Accumulated net realized gain/loss -
 net of distributions                                        $    (208)

Net unrealized gain (loss)                                         580

Paid-in-capital applicable to
  1,595,031 shares of $0.0001
  par value capital stock outstanding;
  1,000,000,000 shares of the
  Corporation authorized                                        15,537

NET ASSETS                                                   $  15,909

NET ASSET VALUE PER SHARE                                    $    9.97

    *  Interest subject to alternative minimum tax
    !  Used in determining portfolio maturity
AMBAC  AMBAC Indemnity Corp.
  BAN  Bond Anticipation Note
 BIGI  Bond Investors Guaranty Insurance
  CDA  Community Development Administration
  COP  Certificates of Participation
 FGIC  Financial Guaranty Insurance Company
  FHA  Federal Housing Authority
   GO  General Obligation
  HDA  Housing Development Authority
 HEFA  Health & Educational Facility Authority
  HFA  Health Facility Authority
 HFFA  Health Facility Financing Authority
  IDA  Industrial Development Authority
  IDB  Industrial Development Bond
  IDR  Industrial Development Revenue
 MBIA  Municipal Bond Investors Assurance Corp.
  PCR  Pollution Control Revenue
  PFA  Public Facility Authority
 VRDN  Variable Rate Demand Note

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Summit Municipal Funds

Statement of Operations

In thousands
                                      Money    Intermediate     Income
                                     Market            Fund       Fund
                                       Fund

                                       Year            Year       Year
                                      Ended           Ended      Ended
                                   10/31/96        10/31/96   10/31/96

Investment Income

Interest income                    $  3,100        $  1,346   $    817
Investment management and
administrative expenses                 379             127         68
Net investment income                 2,721           1,219        749
Realized and Unrealized
 Gain (Loss)
Net realized gain (loss)
     Securities                           1             159         98
     Futures                              -               1          3
     Net realized gain (loss)             1             160        101
Change in net unrealized gain
 or loss
     Securities                         (12)            (32)       105
     Futures                              -               -        (15)
     Change in net unrealized
      gain or loss                      (12)            (32)        90
Net realized and unrealized
 gain (loss)                            (11)            128        191
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS             $  2,710        $  1,347   $    940

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Summit Municipal Funds

Statement of Changes in Net Assets

In thousands          Money Market          Intermediate               Income
                              Fund                  Fund                 Fund

                    Year                 Year                  Year
                   Ended                Ended                 Ended
                10/31/96   10/31/95  10/31/96   10/31/95   10/31/96  10/31/95

Increase (Decrease)
 in Net Assets
Operations
 Net investment
 income       $  2,721  $    2,174  $  1,219  $     904  $     749 $     525
Net realized
 gain (loss)         1           -       160         23        101      (17)
 Change in net
 unrealized
 gain or loss      (12)         16       (32)     1,119         90       757
 Increase
  (decrease)
  in net
  assets from
  operations     2,710       2,190     1,347      2,046        940     1,265

Distributions to
 shareholders
 Net investment
  income        (2,721)     (2,174)   (1,219)      (904)      (749)    (525)

Capital share
 transactions*
 Shares
  sold         126,457     125,403    12,096     12,683      8,604     7,350
 Distributions
  reinvested     2,457       1,932       765        578        351       230
 Shares
  redeemed    (110,597)    (91,985)   (5,959)    (5,567)    (4,345)  (3,665)

 Increase
 (decrease) in
 net assets
 from capital
 share trans-
 actions        18,317      35,350     6,902      7,694      4,610     3,915

Net Assets
Increase
 (decrease)
 during
 period         18,306      35,366     7,030      8,836      4,801     4,655
Beginning
 of period      77,958      42,592    22,145     13,309     11,108     6,453
End of
 period       $ 96,264  $   77,958  $ 29,175  $  22,145  $  15,909 $  11,108

*Share
 information
 Shares
  sold         126,457     125,403     1,188      1,303        872       784
 Distributions
  reinvested     2,457       1,932        76         58         36        24
 Shares
  redeemed    (110,597)    (91,985)     (587)      (571)      (442)    (390)
 Increase
 (decrease)
 in shares
 outstanding    18,317      35,350       677        790        466       418

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Summit Municipal Funds

                                                              October 31, 1996

Notes to Financial Statements

Note 1 - Significant Accounting Policies

T. Rowe Price Summit Municipal Funds , Inc. (the corporation) is registered under the Investment Company Act of 1940. The Summit Municipal Money Market Fund (the Money Market Fund), Summit Municipal Intermediate Fund (the Intermediate Fund), and the Summit Income Fund (the Income Fund), diversified, open-end management investment companies, are the three portfolios established by the Corporation and commenced operations on October 29, 1993.

Valuation Debt securities are generally traded in the over-the-counter market. Except for securities held by the Money Market Fund, investments in securities are stated at fair value as furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities held by the Money Market Fund are valued at amortized cost. Financial futures contracts are valued at closing settlement prices.

Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of each fund, as authorized by the Board of Directors.

Premiums and Discounts Premiums and original issue discounts on municipal securities are amortized for both financial reporting and tax purposes. Market discounts are recognized upon disposition of the security as gain or loss for financial reporting purposes and as ordinary income for tax purposes.

Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by each fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles. Payments ("variation margin") made or received by each fund to settle the daily fluctuations in the value of futures contracts are recorded as unrealized gains or losses until the contracts are closed. Unrealized gains and losses on futures contracts are included in Change in net unrealized gain or loss in the accompanying financial statements.

Note 2 - Investment Transactions

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

Futures Contracts At October 31, 1996, the Income Fund was a party to futures contracts, which provide for the future sale by one party and purchase by another of a specified amount of a specific financial instrument at an agreed upon price, date, time, and place. Risks arise from possible illiquidity of the futures market and from movements in security values.

Other Purchases and sales of portfolio securities, other than short-term securities, for the year ended October 31, 1996, were as follows:

                                          Intermediate           Income
                                                  Fund             Fund

Purchases                                  $25,861,000       $12,473,000
Sales                                       17,817,000        7,369,000

Note 3 - Federal Income Taxes

No provision for federal income taxes is required since each fund intends to continue to qualify as a regulated investment company and distribute all of its income. Capital loss carryforwards utilized by the Money Market Fund in 1996 amounted to $1,000. The Intermediate Fund has unused realized capital loss carryforwards for federal income tax purposes of $169,000, which expires in 2002. Capital loss carryforwards utilized by the Intermediate Fund in 1996 amounted to $155,000. The Income Fund has unused realized capital loss carryforwards for federal income tax purposes of $224,000, of which $213,000 expires in 2002 and $11,000 in 2003, respectively. Capital loss carryforwards utilized by the Income Fund in 1996 amounted to $78,000. Each fund intends to retain gains realized in future periods that may be offset by available capital loss carryforwards.

In order for the Income Fund's capital accounts and distributions to shareholders to reflect the tax character of certain transactions, the following reclassifications were made during the year ended October 31, 1996. The results of operations and net assets were not affected by the reclassifications.

Undistributed net realized gain                                  (1,000)
Paid-in-capital                                                   1,000

At October 31, 1996, the aggregate costs of investments for the Money Market, Intermediate, and Income Funds for federal income tax and financial reporting purposes were $96,356,000, $28,446,000, and $16,003,000, respectively. For the
Money Market Fund, amortized cost is equivalent to value; and for the Intermediate and Income Funds, net unrealized gain (loss) on investments was as follows:

                                          Intermediate           Income
                                                  Fund             Fund

Appreciated investments                    $   803,000       $  606,000
Depreciated investments                         (9,000)         (11,000)
Net unrealized gain (loss)                 $   794,000       $  595,000

Note 4 - Related Party Transactions

The investment management and administrative agreement between each fund and
T. Rowe Price Associates, Inc. (the manager) provides for an all-inclusive annual fee, of which $18,000 was payable at October 31, 1996 by the Money Market Fund. The fee, computed daily and paid monthly, is equal to 0.45% of average daily net assets for the Money Market Fund and 0.50% of average daily net assets for the Intermediate and Income Funds. Pursuant to the agreement, investment management, shareholder servicing, transfer agency, accounting, and custody services are provided to each fund, and interest, taxes, brokerage commissions, and extraordinary expenses are paid directly by each fund.

T. Rowe Price Summit Municipal Funds

Report of Independent Accountants

To the Board of Directors of T. Rowe Price
Summit Municipal Funds, Inc., and Shareholders of the
T. Rowe Price Summit Municipal Money Market Fund,
T. Rowe Price Summit Municipal Intermediate Fund and
T. Rowe Price Summit Municipal Income Fund

We have audited the accompanying statements of net assets of T. Rowe Price Summit Municipal Funds, Inc. (which includes T. Rowe Price Summit Municipal Money Market Fund, T. Rowe Price Summit Municipal Intermediate Fund and T. Rowe Price Summit Municipal Income Fund), as of October 31, 1996, and the related statements of operations for the year then ended, and the statements of changes in net assets for each of the two years then ended and financial highlights for each of the two years then ended and the period from October 29, 1993 (commencement of operations) to October 31, 1994. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of October 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights, referred to above, present fairly, in all material respects, the financial position of T. Rowe Price Summit Municipal Funds, Inc. as of October 31, 1996, the results of their operations, the changes in their net assets and financial highlights for the respective periods stated in the first paragraph in conformity with generally accepted accounting principles.

                                                      COOPERS & LYBRAND L.L.P.
Baltimore, Maryland
November 22, 1996

T. Rowe Price Investment Services and Information

Knowledgeable Service Representatives

By Phone Shareholder service representatives are available from 8 a.m. to 10 p.m ET Monday through Friday and from 8:30 a.m. to 5 p.m. ET on weekends. Call 1-800-225-5132 to speak directly with a representative who will be able to assist you with your accounts.

In Person Visit one of our investor center locations to meet with a representative who will be able to assist you with your accounts. While there, you can drop off applications or obtain prospectuses and other literature.

Automated 24-Hour Services

Tele*Access(registered trademark) Call 1-800-638-2587 to obtain information such as account balance, date and amount of your last transaction, latest dividend payment, fund prices, and yields. Additionally, you have the ability to request prospectuses, statements, and account and tax forms; to reorder checks; and to initiate purchase, redemption, and exchange orders for identically registered accounts.

T. Rowe Price OnLine Through a personal computer via dial-up modem, you can replicate all the services available on Tele*Access plus conduct transactions in your Discount Brokerage and Variable Annuity Accounts.

Account Services

Checking Write checks for $500 or more on any money market and most bond fund accounts (except the High Yield and Emerging Markets Bond Funds).

Automatic Investing Build your account over time by investing directly from your bank account or paycheck with Automatic Asset Builder. Additionally, Automatic Exchange enables you to set up systematic investments from one fund account into another, such as from a money fund into a stock fund. A low, $50 minimum makes it easy to get started.

Automatic Withdrawal If you need money from your fund account on a regular basis, you can establish scheduled, automatic redemptions.

Dividend and Capital Gains Payment Options   Reinvest all or some of your
distributions, or take them in cash. We give you maximum flexibility and convenience.

Discount Brokerage*

Investments Available You can trade stocks, bonds, options, precious metals, and other securities at a savings over regular commission rates.

To Open an Account Call a shareholder service representative for more information.

INVESTMENT INFORMATION

Combined Statement A comprehensive overview of your T. Rowe Price accounts is provided. The summary page gives you earnings by tax category, provides total portfolio value, and lists your investments by type -- stock, bond, and money market. Detail pages itemize account transactions by fund.

Shareholder Reports Portfolio managers review the performance of the funds in plain language and discuss T. Rowe Price's economic outlook.

The T. Rowe Price Report This is a quarterly newsletter with relevant articles on market trends, personal financial planning, and T. Rowe Price's economic perspective.

Performance Update This quarterly report reviews recent market developments and provides comprehensive performance information for every T. Rowe Price fund.

Insights   This library of information includes reports on mutual fund tax issues, investment strategies, and financial markets.

Detailed Investment Guides Our widely acclaimed Asset Mix Worksheet, College Planning Kit, Retirees Financial Guide, and Retirement Planning Kit (also available on disk for PC use) can help you determine and reach your investment goals.

*A division of T. Rowe Price Investment Services, Inc.  Member NASD/SIPC.

For yield, price, last transaction current balance or to conduct transactions, 24 hours, 7 days a week, call Tele*Access(registered trademark):

1-800-638-2587 toll free

For assistance with your existing fund account, call: Shareholder Service
Center
1-800-225-5132 toll free
625-6500 Baltimore area

To open a Discount Brokerage account or obtain information, call:
1-800-638-5660 toll free

Internet address: http://www.troweprice.com

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for distribution only to shareholders and to others who have received a copy of the prospectus of the T. Rowe Price Summit Municipal Funds.

Investor Centers:

101 East Lombard St.
Baltimore, MD 21202

T. Rowe Price
Financial Center
10090 Red Run Blvd.
Owings Mills, MD 21117

Farragut Square
900 17th Street, N.W.
Washington, D.C. 20006

ARCO Tower
31st Floor
515 South Flower St.
Los Angeles, CA 90071

4200 West Cypress St.
10th Floor
Tampa, FL 33607

T. Rowe Price Investment Services, Inc., Distributor       RPRTSMUNI  10/31/96

APPENDIX

Chart 1 - Municipal Bond and Note Yields chart showing yields on 30-year AAA GO, five-year AAA GO, and one-year Moody's Investment Grade 1 Note, 10/31/95 to 10/31/96

Chart 2 - Pie chart showing quality diversification: 44% AA, 19% BBB, 19% A, 13% BB, 3% AAA; 2% B and below

Charts 3, 4, 5 - Line charts showing the cumulative growth of $10,000 invested in the Summit Municipal Money Market Fund, Summit Municipal Intermediate Fund, and Summit Municipal Income Fund over the past 10 years (or "from inception" for funds lacking 10-year histories) compared with $10,000 invested in a broad-based index or average over the same period.